Exhibit 10.3

GUARANTOR JOINDER AGREEMENT

THIS GUARANTOR JOINDER AGREEMENT dated as of June 16, 2010, is by and among BLUE JAY MERGER SUB INC., a Delaware corporation (“New Guarantor”), SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation (“Borrower”), SAVVIS, INC., a Delaware corporation (“Holdings”), SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (“Communications”), and SAVVIS FEDERAL SYSTEMS, INC., a Delaware corporation (“Federal”; Borrower, Holdings, Communications and Federal, are referred to hereinafter each individually as a “Loan Party” and individually and collectively, jointly and severally, as the “Loan Parties”) and WELLS FARGO CAPITAL FINANCE, LLC, as Administrative Agent (in such capacities, the “Agent”).

WHEREAS, Loan Parties (other than Borrower) and Agent have entered into a General Continuing Guaranty, dated as of June 10, 2005 (as amended, modified or supplemented, the “Guaranty”); and

WHEREAS, the parties hereto desire to join New Guarantor as a Guarantor (as such term is defined in the Guaranty) under the Guaranty;

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Guarantor Joinder Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in that certain Amended and Restated Credit Agreement, dated as of December 8, 2008 among Borrower, Holdings, Agent and the financial institutions party thereto as “Lenders” (as amended, modified or supplemented, the “Credit Agreement”).

2. Joinder. Subject to the terms and conditions of this Guarantor Joinder Agreement, New Guarantor is hereby joined in the Guaranty as a Guarantor, and New Guarantor hereby agrees to be bound by the terms and conditions (including without limitation all of the representations and warranties and covenants) of each Loan Document to which a Guarantor is a party, including without limitation the Guaranty, as Guarantor, in each case as if New Guarantor were a direct signatory thereto.

3. Effectiveness. This Guarantor Joinder Agreement shall be effective upon the execution and delivery hereof by the parties hereto.

4. Representations and Warranties. New Guarantor represents and warrants to Agent and each Lender that both before and after giving effect to the consummation of this Guarantor Joinder Agreement (i) each of the representations and warranties set forth in Credit Agreement and the other Loan Documents are, and will be, true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date), (ii) each of the representations and warranties set forth in the Credit Agreement to the extent applicable to such Guarantor mutatis mutandis are, and will be, true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), and (iii) no Default or Event of Default has, or will have, occurred and is, or will be, continuing.

5. Scope. Except as expressly modified by this Guarantor Joinder Agreement, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect as executed.

6. Governing Law. This Guarantor Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof

IN WITNESS WHEREOF, this Guarantor Joinder Agreement has been duly executed as of the date first above written.

BLUE JAY MERGER SUB INC., a Delaware corporation

By:	/s/ Gregory W. Freiberg
Title:	CFO
Gregory W. Freiberg

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation

By:	/s/ Gregory W. Freiberg
Title:	CFO
Gregory W. Freiberg

SAVVIS, INC., a Delaware corporation

By:	/s/ Gregory W. Freiberg
Title:	CFO
Gregory W. Freiberg

SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Gregory W. Freiberg
Title:	CFO
Gregory W. Freiberg

SAVVIS FEDERAL SYSTEMS, INC., a Delaware corporation

By:	/s/ Gregory W. Freiberg
Title:	CFO
Gregory W. Freiberg

Signature Pages to Guarantor Joinder Agreement

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent

By:	/s/ John Nocita
Title:	John Nocita
Managing Director

Signature Pages to Guarantor Joinder Agreement